                                                                    EXHIBIT 23.4


CONSENT OF INDEPENDENT FORESTERS


We consent to the reference to our firm under the heading "Experts" in the prospectus constituting part of this Registration Statement on Form S-11.


                                             CANAL FOREST RESOURCES, INC.
                                             /s/ PETER J. STEWART
                                             Technical Manager
Charlotte, North Carolina
June 16, 1999